UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2009

Diamond Jo, LLC	Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

42-1483875	20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

301 Bell Street
Dubuque, Iowa  52001

(Address of executive offices, including zip code)

(563) 690-4975

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

On July 28, 2009, Peninsula Gaming, LLC (the “Company”) announced the pricing of $240.0 million in aggregate principal amount of its 8.375% Senior Secured Notes due 2015 and $305.0 million in aggregate principal amount of its 10.750% Senior Unsecured Notes due 2017 (together, the “Notes”) in a private offering expected to close on August 6, 2009.

The Notes are being offered by the initial purchasers only to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), to non-U.S. persons outside of the United States in compliance with Regulation S of the Securities Act and to a limited number of institutional accredited investors within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act. The Notes have not been registered under the Securities Act, any other federal securities laws or the securities laws of any state, and until so registered, the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.  This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities.

In connection with the pricing of the offering of the Notes, the Company disclosed certain information to prospective investors, including the following information.

Certain sections referred to in cross-references, certain footnotes and certain definitions do not appear below. The following information amends and supplements information in the Company’s Current Report on Form 8-K, dated July 15, 2009 (the “Prior 8-K”).  Any information in the Prior 8-K that is inconsistent with the information in this report is deemed to be amended and superseded by the information herein.  This report should be read in conjunction with the Prior 8-K.

Use of Proceeds

The following table sets forth the estimated sources and uses of funds in connection with the Transactions, as if the Transactions had closed on March 31, 2009:

Source of Funds		Uses of Funds
(Dollars in thousands)
New Senior Secured Notes, net of discount	$234,482	Reduce outstanding borrowings under revolving credit facility	$22,000
New Senior Unsecured Notes, net of discount	297,055	Repay 8.75% senior secured notes	255,000
Cash on hand	14,489	Repay 11.00% senior secured notes (1)	111,826
		Repay 13.00% senior notes	6,910
		Purchase consideration for Amelia Belle (2)	106,500
		Estimated working capital adjustment for Amelia Belle (2)	2,000
		Pay redemption premium on notes (3)	11,539
		Pay accrued interest on notes (4)	15,963
		Fees and expenses (5)	14,288

Total Sources of Funds	$546,026	Total Uses of Funds	$546,026

(1)	We redeemed $1,797 in principal amount of DJW Notes in May 2009.

(2)
If the Proposed Amelia Belle Acquisition is not consummated or the Amelia Belle Purchase Agreement is terminated, in either case, prior to December 31, 2009, we will use the purchase consideration for the Proposed Amelia Belle Transaction to redeem the Secured Notes and Unsecured Notes on a pro rata basis in an aggregate principal amount of $100 million at par and increase cash on hand by $4.7 million, net of cash not acquired of $3.8 million.

(3)	Assumes (i) DJW Notes are redeemed at an optional redemption price equal to 103.667% and (ii) PGL Notes are redeemed at an optional redemption price equal to 102.917%.

(4)
Consists of interest of 8.75% on the PGL Notes, 11.00% on the DJW Notes and 13.00% on the EVD Notes from October 15, 2008 to March 31, 2009, October 15, 2008 to March 31, 2009 and March 1, 2009 to March 31, 2009, respectively, and does not include $2.8 million of interest for the 30 day period following the Notes Issuance in connection with the redemption of the PGL Notes, DJW Notes and EVD Notes.

(5)	Includes underwriter’s discount and fees and legal and other transaction costs and expenses related to the Notes Issuance.

Capitalization

The following table sets forth cash and cash equivalents and capitalization for the Company as of March 31, 2009:

•	(i) on a consolidated basis for PGL and each of its subsidiaries other than DJW and (ii) DJW;

•
on a Pro Forma for Acquisition basis, to give pro forma effect to (i) the Notes Issuance and the application of net proceeds therefrom to acquire Amelia Belle and repay indebtedness, as described in “Use of Proceeds,” and (ii) the transfer of the City Bonds owned by DJW to PGP, in each case, as if such transactions had occurred as of March 31, 2009; and

•
on an As Adjusted for Redemption basis, to give pro forma effect to (i) the Notes Issuance and the application of net proceeds therefrom, assuming the Proposed Amelia Belle Acquisition is not consummated, to redeem the Notes on a pro rata basis in an amount of $100 million at par and repay other indebtedness as described in “Use of Proceeds,” and (ii) the transfer of the City Bonds owned by DJW to PGP, in each case, as if such transactions had occurred as of March 31, 2009.

This table should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the notes thereto contained in PGL’s annual report on Form 10-K for the year ended December 31, 2008 and its quarterly report on Form 10-Q for the three months ended March 31, 2009, and the “Pro Forma Condensed Combined/Consolidated Financial Information,” each of which is contained elsewhere in this offering memorandum.

(Dollars in thousands)	As of Mach 31,2009
	Actual	Pro Forma for Acquisition (1)	As Adjusted for Redemption (2)
PGL Consolidated (without DJW):
Total cash and cash equivalents	$14,400	$28,498	$33,233

Senior secured credit facility	22,000	—	—
FF&E term loan facility	7,766	7,766	7,766
Capital leases & notes payable (3)	4,570	4,790	4,790
8.75% senior secured notes (4)	253,354	—	—
New Senior Secured Notes (5)	—	234,482	191,457
New Senior Unsecured Notes (6)	—	297,055	242,550
13.00% senior notes (7)	6,884	—	—

Total PGL Consolidated (without DJW) debt	$294,574	$544,093	$446,563

Diamond Jo Worth (8):
Total cash and cash equivalents	$24,822	$—	$—

Senior secured revolving credit facility	—	—	—
11.00% senior secured notes (9)	111,294	—	—
Capital leases & notes payable	220	—	—

Total Diamond Jo Worth debt	$111,514	$—	$—

Combined/Consolidated:
Total debt	$406,088	$544,093	$446,563
Total members’ deficit (10)	(44,282)	(78,322)	(83,414)

Total capitalization	$361,806	$465,771	$363,149

(1)
Pro Forma for Acquisition data gives pro forma effect to (i) the Notes Issuance and the application of net proceeds therefrom to acquire Amelia Belle and repay indebtedness, as described in “Use of Proceeds,” (ii) the addition of Amelia Belle as a guarantor under the Indentures and (iii) the transfer of the City Bonds owned by DJW to PGP, in each case, as if such transactions occurred as of March 31, 2009.

(2)
As Adjusted for Redemption data gives pro forma effect to (i) the Notes Issuance and the application of net proceeds therefrom, assuming the Proposed Amelia Belle Acquisition is not consummated, to redeem the Notes on a pro rata basis in an amount of $100 million at par and repay other indebtedness, as described in “Use of Proceeds” and (ii) the transfer of the City Bonds owned by DJW to PGP, in each case, as if such transactions occurred as of March 31, 2009. As Adjusted for Redemption data assumes that upon the termination of the Amelia Belle Purchase Agreement, any deposit paid into escrow subsequent to March 31, 2009 is returned to the Company.

(3)	Net of discount of $103.

(4)	Net of discount of $1,646.

(5)	Pro Forma for Acquisition balance is net of discount of $5,518 and As Adjusted for Redemption balance is net of discount of $4,506.

(6)	Pro Forma for Acquisition balance is net of discount of $7,945 and As Adjusted for Redemption balance is net of discount of $6,487.

(7)	Net of discount of $26.

(8)
DJW is currently not a guarantor under the PGL Credit Facility or the outstanding PGL Notes. In connection with the Transactions, upon consummation of this offering, DJW will be a borrower under the PGL Credit Facility.

(9)	Net of discount of $532. We redeemed $1,797 of the outstanding balance during May 2009.

(10)
Adjusted for (i) net contribution of the City Bonds to PGP of $12.6 million, (ii) call premium related to the redemption of all of the outstanding PGL Notes and DJW Notes of $7.4 million and $4.1 million, respectively, assuming an optional redemption price on or after April 15, 2009 of 102.917% and 103.667%, respectively and (iii) write off of deferred financing, bond discount and derivative liability costs related to the redemption of the PGL Notes, DJW Notes and EVD Notes of $7.3 million, $2.5 million and $0.1 million, respectively. As Adjusted for Redemption data additionally gives effect to a $2.6 million write off of deferred financing costs and a $2.5 million write off of original issue discount related to the redemption of $100 million principal amount of Notes.

Pro Forma Condensed Combined/Consolidated Financial Information

The following pro forma condensed combined financial statements give effect to the Proposed Amelia Belle Acquisition as if it had been completed on January 1, 2008 for income statement purposes, and as if it had been completed on March 31, 2009 for balance sheet purposes, subject to the assumptions and adjustments as described in the accompanying notes. The pro forma condensed combined statement of income does not reflect the potential realization of cost savings or restructuring or other costs relating to the integration of the two companies nor does it include any other items not expected to have a continuing impact on the combined results of the companies.

The pro forma condensed combined financial information has been prepared using our significant accounting policies as disclosed in our financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2008 contained elsewhere in this offering memorandum. It is management’s opinion that the pro forma condensed combined financial information includes all adjustments necessary for the fair presentation of the transactions described below in accordance with generally accepted accounting principles in the United States. The pro forma condensed combined financial information should be read in conjunction with the historical financial statements and notes thereto of PGL and Amelia Belle included herein.

The following pro forma condensed combined financial information sets forth our results of operations and financial position and the results of operations and financial position of Amelia Belle for the periods set forth below, on an actual basis and on a pro forma basis to give effect to the following transactions, in each case, as if such transactions occurred on January 1, 2008 for the periods presented, in the case of the income statement information, and as of March 31, 2009 in the case of the balance sheet information: (i) the offering of the Notes, (ii) the consummation of the Proposed Amelia Belle Acquisition, (iii) the redemption of all of the outstanding PGL Notes, (iv) the redemption of all of the outstanding DJW Notes, (v) the redemption of all of the outstanding EVD Notes, (vi) the reduction of outstanding borrowings under our revolving credit facility and (vii) the distribution of the City Bonds to PGP. Certain historical amounts for Amelia Belle have been reclassified to conform with our financial statement presentation. Pro forma adjustments related to the Proposed Amelia Belle Acquisition are based on management’s best estimates of the fair value of assets and liabilities to be acquired. We have not obtained any outside appraisals of the assets and liabilities to be acquired as of the date of this offering memorandum.

The proposed acquisition of Amelia Belle has been accounted for by applying the acquisition method in accordance with Statement of Financial Accounting Standards 141R, Business Combinations (“SFAS 141R”), with PGL as the acquirer of Amelia Belle. Transaction costs associated with the acquisition are expensed as incurred. The estimated purchase price consideration has been allocated on a preliminary basis to the assets acquired and liabilities assumed based on management’s best estimates. Management will continue to review information and intends to perform further analysis prior to finalizing the allocation of the purchase price. Therefore, it is likely that the recorded values of assets and liabilities acquired will vary from those shown below related to the proposed acquisition and the differences may be material.

For purposes of measuring the estimated fair value of the assets acquired and liabilities assumed as reflected in the pro forma condensed combined financial statements, we estimated fair values based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (an exit price). Market participants are assumed to be buyers and sellers in the principal (most advantageous) market for the asset or liability. Additionally, fair value measurements for an asset assume the highest and best use of that asset by market participants. As a result, we may be required to value assets of Amelia Belle at fair value measurements that do not reflect our intended use of those assets. Use of different estimates and judgments could yield different results.

The pro forma condensed combined information is not intended to reflect our results of operations or the financial position that would have actually resulted had the transactions described above been effected on the dates indicated. Further, the pro forma condensed combined information is not necessarily indicative of the results of operations that may be obtained in the future.

Pro Forma Condensed Combined Income Statement for the Year Ended December 31, 2008

(Dollars in thousands)	Peninsula Gaming, LLC	Amelia Belle	Pro Forma Adjustments		Pro Forma
REVENUES:
Casino	$227,269	$55,622	$—		$282,891
Racing	17,986	—	—		17,986
Video poker	5,901	—	—		5,901
Food and beverage	16,767	3,616	—		20,383
Other	11,809	369	—		12,178
Less: Promotional allowances	(20,579)	(5,547)	—		(26,126)

Total net revenues	259,153	54,060	—		313,213

EXPENSES:
Casino	97,421	20,421	—		117,842
Racing	15,739	—	—		15,739
Video poker	4,349	—	—		4,349
Food and beverage	13,174	3,040	—		16,214
Other	7,564	—	—		7,564
Selling, general and administrative	34,657	11,858	—		46,515
Depreciation and amortization	20,134	4,748	(2,233	)(1)	22,649
Pre-opening expense	785	—	—		785
Development expense	(922)	283	—		(639)
Affiliate management fees	5,401	134	—		5,535
Impairment of assets held for sale	831	—	—		831
Impairment of related party receivable	—	2,741	—		2,741
Gain on insurance proceeds	—	(6,025)	—		(6,025)
Loss on disposal of assets	95	—	—		95

Total expenses	199,228	37,200	(2,233)		234,195

INCOME FROM OPERATIONS	59,925	16,860	2,233		79,018

OTHER INCOME (EXPENSE):
Interest income	2,465	25	(1,879	)(2)	611
Interest expense	(39,634)	—	(16,994	)(3)	(56,628)

Total other expense	(37,169)	25	(18,873)		(56,017)

NET INCOME	$22,756	$16,885	$(16,640)		$23,001

____________________

(1)	Represents adjustment to depreciation related to Property and Equipment based on estimated fair market value of the assets at the time of purchase.

(2)	Represents the elimination of interest income associated with the City Bonds.

(3)
Represents (i) interest on the Notes of $52.9 million and (ii) amortization of deferred financing costs and original issue discount related to the Notes of $2.0 million and $1.9 million, respectively, offset by (i) elimination of interest expense related to the redemption of all of the outstanding PGL Notes, DJW Notes and EVD Notes of $24.7 million, $13.9 million and $1.1 million, respectively and (ii) elimination of interest on the PGL Credit Facility of $0.1 million.

Pro Forma Condensed Combined Income Statement for the Three Months Ended March 31, 2009

(Dollars in thousands)	Peninsula Gaming, LLC	Amelia Belle	Pro Forma Adjustments		Pro Forma
REVENUES:
Casino	$65,757	$15,264	$—		$81,021
Racing	3,026	—	—		3,026
Video poker	1,584	—	—		1,584
Food and beverage	5,778	1,059	—		6,837
Other	2,341	83	—		2,424
Less: Promotional allowances	(6,516)	(1,808)	—		(8,324)

Total net revenues	71,970	14,598	—		86,568

EXPENSES:
Casino	27,390	5,531	—		32,921
Racing	2,884	—	—		2,884
Video poker	1,062	—	—		1,062
Food and beverage	4,301	916	—		5,217
Other	1,484	—	—		1,484
Selling, general and administrative	12,762	2,778	—		15,540
Depreciation and amortization	6,065	1,195	(562	)(1)	6,698
Development expense	82	—	—		82
Affiliate management fees	1,318	32	—		1,350
Loss on disposal of assets	81	—	—		81

Total expenses	57,429	10,452	(562)		67,319

INCOME FROM OPERATIONS	14,541	4,146	562		19,249

OTHER INCOME (EXPENSE):
Interest income	508	1	(473	)(2)	36
Interest expense	(11,250)	—	(3,934	)(3)	(15,184)

Total other expense	(10,742)	1	(4,407)		(15,148)

NET INCOME	$3,799	$4,147	$(3,845)		$4,101

____________________

(1)	Represents adjustment to depreciation related to Property and Equipment based on estimated fair market value of the assets at the time of purchase.

(2)	Represents the elimination of interest income associated with the City Bonds.

(3)
Represents (i) interest on the Notes of $13.2 million and (ii) amortization of deferred financing costs and original issue discount related to the Notes of $0.5 million and $0.5 million, respectively, offset by (i) the elimination of interest expense related to the redemption of all of the outstanding PGL Notes, DJW Notes and EVD Notes of $6.2 million, $3.5 million and $0.3 million, respectively and (ii) the elimination of interest on the PGL Credit Facility of $0.3 million.

Pro Forma Condensed Combined Balance Sheet as of March 31, 2009

(Dollars in thousands)	Peninsula Gaming, LLC	Amelia Belle	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$39,222	$6,396	$(17,120	)(1)	$28,498
Restricted cash – purse settlements	9,920	—	—		9,920
Accounts receivable, net	4,991	71	(576	)(2)	4,486
Receivables from affiliates	234	727	(727	)(3)	234
Inventories	1,264	50	—		1,314
Prepaid expenses and other assets	1,822	467	—		2,289

Total current assets	57,453	7,711	(18,423)		46,741

PROPERTY AND EQUIPMENT, NET	259,877	43,542	(16,200	)(4)	287,219

OTHER ASSETS:
Deferred financing costs, net	18,315	—	5,611	(5)	23,926
Goodwill	53,083	—	—		53,083
Licenses and other intangibles	38,615	10,638	68,520	(4)	117,773
Deposits and other assets	2,900	—	—		2,900
Investment available for sale	11,973	—	(11,973	)(2)	—

Total other assets	124,886	10,638	62,158		197,682

TOTAL	$442,216	$61,891	$27,535		$531,642

LIABILITIES AND MEMBER’S (DEFICIT) EQUITY CURRENT LIABILITIES:
Accounts payable	$4,260	$724	$—		$4,984
Construction payable	6,024	—	—		6,024
Purse settlement payable	11,708	—	—		11,708
Accrued payroll and payroll taxes	5,091	628	—		5,719
Accrued interest	16,206	—	(15,963	)(6)	243
Other accrued expenses	12,818	1,001	(135	)(7)	13,684
Payable to affiliates	3,733	147	(147	)(3)	3,733
Current maturity of long-term debt and leases	7,029	—	(1,797	)(8)	5,232

Total current liabilities	66,869	2,500	(18,042)		51,327

LONG-TERM LIABILITIES:
8 3/4% senior secured notes, net of discount	253,354	—	(253,354	)(9)	—
11% senior secured notes, net of discount	109,497	—	(109,497	)(8)	—
13% senior notes, net of discount	6,884	—	(6,884	)(10)	—
New senior secured notes, net of discount	—	—	234,482	(11)	234,482
New senior unsecured notes, net of discount	—	—	297,055	(11)	297,055
Senior secured credit facilities	22,000	—	(22,000	)(12)	—
Term loan	6,326	—	—		6,326
Notes payable and leases payable, net	998	—	—		998
Obligation under Minimum Assessment Agreement	18,717	—	—		18,717
Other liabilities	1,853	—	(794	)(8)	1,059

Total long-term liabilities	419,629	—	139,008		558,637

Total liabilities	486,498	2,500	120,966		609,964

COMMITMENTS AND CONTINGENCIES MEMBER’S (DEFICIT) EQUITY:
Common member’s interest	9,000	53,901	(53,901	)(13)	9,000
Accumulated deficit	(50,373)	5,490	(42,439	)(14)	(87,322)
Accumulated other comprehensive loss	(2,909)	—	2,909	(15)	—

Total member’s (deficit) equity	(44,282)	59,391	(93,431)		(78,322)

TOTAL LIABILITIES & MEMBER’S (DEFICIT) EQUITY	$442,216	$61,891	$27,535		$531,642

____________________

(1)	Represents (i) cash on hand used for the reduction of outstanding borrowings under the PGL Credit Facility and (ii) elimination of cash retained by the seller of $2.6 million.

(2)	Represents distribution of the City Bonds and related interest receivable.

(3)	Represents the elimination of related party receivables and payables of Amelia Belle which will not be assumed by the Company.

(4)
In accordance with SFAS 141(R), the assets and liabilities acquired (including $2.0 million paid for working capital) under the Proposed Amelia Belle Acquisition will be valued at the fair market value on the closing date. The table below represents managements best estimates of the fair value of the assets and liabilities acquired. No outside appraisals of the assets and liabilities acquired have been obtained as of the date of this offering memorandum.

Identifiable intangible assets	$79,158
Property and equipment, net	27,342
Current assets	4,353
Current liabilities	(2,353)

Purchase price to be allocated	$108,500

(5)
Represents deferred financing costs related to the offering of the Notes of $14.3 million offset by the write-off of deferred financing costs related to the redemption of all of the outstanding PGL Notes, DJW Notes and EVD Notes of $5.7 million, $2.9 million and $0.1 million, respectively.

(6)	Represents the payment of accrued interest related to the redemption of all of the outstanding PGL Notes, DJW Notes and the EVD Notes of $10.2 million, $5.7 million and $0.1 million, respectively.

(7)	Represents the write-off of the current and long-term liability related to the Company’s derivative financial instrument related to the DJW Notes of $0.1 million and $0.8 million, respectively.

(8)	Represents the outstanding principal amount of DJW Notes to be redeemed with a portion of the net proceeds from Notes Issuance.

(9)	Represents the outstanding principal amount of PGL Notes to be redeemed with a portion of the net proceeds from the Notes Issuance.

(10)	Represents the outstanding principal amount of EVD Notes to be redeemed with a portion of the net proceeds from the Notes Issuance.

(11)	Represents the Notes Issuance, net of original issue discount.

(12)	Represents reduction of outstanding borrowings under the PGL Credit Facility.

(13)	Represents the elimination of the seller’s common member’s interest.

(14)
Represents (i) net contribution of the City Bonds to PGP of $15.5 million, (ii) elimination of the sellers accumulated income of $5.5 million, (iii) call premium related to the redemption of all of the outstanding PGL Notes and DJW Notes of $7.4 million and $4.1 million, respectively, assuming the optional redemption price on or after April 15, 2009 of 102.917% and 103.667%, respectively and (iv) write off of deferred financing, bond discount and derivative liability costs related to the redemption of the PGL Notes, DJW Notes and EVD Notes of $7.3 million, $2.5 million and $0.1 million, respectively.

(15)	Represents elimination of temporary loss on the City Bonds, which were contributed to PGP.

As Adjusted for Mandatory Redemption

The following pro forma condensed consolidated statements set forth our results of operations and financial position for the periods set forth below, on an actual basis and on a pro forma basis to give effect to the following transactions, in each case, as if such transactions occurred on January 1, 2008 for the periods presented, in the case of income statement information, and as of March 31, 2009 in the case of balance sheet information: (i) the offering of the Notes, (ii) the pro rata redemption of $100 million principal amount of the Notes at par, (iii) the redemption of all of the outstanding PGL Notes, (iv) the redemption of all of the outstanding DJW Notes, (v) the redemption of all of the outstanding EVD Notes, (vi) the reduction of outstanding borrowings under our revolving credit facility and (vii) the distribution of the City Bonds to PGP. The pro forma condensed consolidated statement of income does not include any items not expected to have a continuing impact.

It is management’s opinion that the pro forma condensed consolidated financial information includes all adjustments necessary for the fair presentation of the transactions described above in accordance with generally accepted accounting principles in the United States. The pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto of PGL contained elsewhere in this offering memorandum.

The pro forma condensed consolidated financial information is not intended to reflect our results of operations or the financial position that would have actually resulted had the transactions described above been effected on the dates indicated. Further, the pro forma condensed consolidated information is not necessarily indicative of the results of operations that may be obtained in the future.

Pro Forma Condensed Consolidated Income Statement for the Year Ended December 31, 2008

(Dollars in thousands)	Peninsula Gaming, LLC	Pro Forma Adjustments		Pro Forma
REVENUES:
Casino	$227,269	$—		$227,269
Racing	17,986	—		17,986
Video poker	5,901	—		5,901
Food and beverage	16,767	—		16,767
Other	11,809	—		11,809
Less: Promotional allowances	(20,579)	—		(20,579)

Total net revenues	259,153	—		259,153

EXPENSES:
Casino	97,421	—		97,421
Racing	15,739	—		15,739
Video poker	4,349	—		4,349
Food and beverage	13,174	—		13,174
Other	7,564	—		7,564
Selling, general and administrative	34,657	—		34,657
Depreciation and amortization	20,134	—		20,134
Pre-opening expense	785	—		785
Development expense	(922)	—		(922)
Affiliate management fees	5,401	—		5,401
Impairment of assets held for sale	831	—		831
Loss on disposal of assets	95	—		95

Total expenses	199,228	—		199,228

INCOME FROM OPERATIONS	59,925	—		59,925

OTHER INCOME (EXPENSE):
Interest income	2,465	(1,879	)(1)	586
Interest expense	(39,634)	(6,563	)(2)	(46,197)

Total other expense	(37,169)	(8,442)		(45,611)

NET INCOME	$22,756	$(8,442)		$14,314

____________________

(1)	Represents the elimination of interest income associated with the City Bonds.

(2)
Represents (i) interest on the Notes adjusted for the pro rata redemption of $100 million principal amount of Notes at par, of $43.2 million and (ii) amortization of deferred financing costs and original issue discount related to the Notes of $1.6 million and $1.6 million, respectively, offset by (a) elimination of interest expense related to the redemption of all of the outstanding PGL Notes, DJW Notes and EVD Notes of $24.7 million, $13.9 million and $1.1 million, respectively, and (b) elimination of interest expense on the PGL Credit Facility of $0.1 million.

Pro Forma Condensed Consolidated Income Statement for the Three Months Ended March 31, 2009

(Dollars in thousands)	Peninsula Gaming, LLC	Pro Forma Adjustments		Pro Forma
REVENUES:
Casino	$65,757	$—		$65,757
Racing	3,026	—		3,026
Video poker	1,584	—		1,584
Food and beverage	5,778	—		5,778
Other	2,341	—		2,341
Less: Promotional allowances	(6,516)	—		(6,516)

Total net revenues	71,970	—		71,970

EXPENSES:
Casino	27,390	—		27,390
Racing	2,884	—		2,884
Video poker	1,062	—		1,062
Food and beverage	4,301	—		4,301
Other	1,484	—		1,484
Selling, general and administrative	12,762	—		12,762
Depreciation and amortization	6,065	—		6,065
Development expense	82	—		82
Affiliate management fees	1,318	—		1,318
Loss on disposal of assets	81	—		81

Total expenses	57,429	—		57,429

INCOME FROM OPERATIONS	14,541	—		14,541

OTHER INCOME (EXPENSE):
Interest income	508	(473	)(1)	35
Interest expense	(11,250)	(1,326	)(2)	(12,576)

Total other expense	(10,742)	(1,799)		(12,541)

NET INCOME	$3,799	$(1,799)		$2,000

(1)	Represents the elimination of interest income associated with the City Bonds.

(2)
Represents (i) interest on the Notes adjusted for the pro rata redemption of $100 million principal amount of Notes at par, of $10.8 million and (ii) amortization of deferred financing costs and original issue discount related to the Notes of $0.4 million and $0.4 million, respectively, offset by (a) elimination of interest expense related to the redemption of all of the outstanding PGL Notes, DJW Notes and EVD Notes of $6.2 million, $3.5 million and $0.3 million, respectively and (b) elimination of interest expense on the PGL Credit Facility of $0.3 million.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2009

(Dollars in thousands)	Peninsula Gaming, LLC	Pro Forma Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$39,222	$(5,989	)(1)	$33,233
Restricted cash – purse settlements	9,920	—		9,920
Accounts receivable, net	4,991	(576	)(2)	4,415
Receivables from affiliates	234	—		234
Inventories	1,264	—		1,264
Prepaid expenses and other assets	1,822	—		1,822

Total current assets	57,453	(6,565)		50,888

PROPERTY AND EQUIPMENT, NET	259,877	—		259,877

OTHER ASSETS:
Deferred financing costs, net	18,315	2,989	(3)	21,304
Goodwill	53,083	—		53,083
Licenses and other intangibles	38,615	—		38,615
Deposits and other assets	2,900	—		2,900
Investment available for sale	11,973	(11,973	)(2)	—

Total other assets	124,886	(8,984)		115,902

TOTAL	$442,216	$(15,549)		$426,667

LIABILITIES AND MEMBER’S (DEFICIT) EQUITY CURRENT LIABILITIES:
Accounts payable	$4,260	$—		$4,260
Construction payable	6,024	—		6,024
Purse settlement payable	11,708	—		11,708
Accrued payroll and payroll taxes	5,091	—		5,091
Accrued interest	16,206	(15,963	)(4)	243
Other accrued expenses	12,818	(135	)(5)	12,683
Payable to affiliates	3,733	—		3,733
Current maturity of long-term debt and leases	7,029	(1,797	)(6)	5,232

Total current liabilities	66,869	(17,895)		48,974

LONG-TERM LIABILITIES:
8 3/4%senior secured notes, net of discount	253,354	(253,354	)(7)	—
11% senior secured notes, net of discount	109,497	(109,497	)(6)	—
13% senior notes, net of discount	6,884	(6,884	)(8)	—
New senior secured notes, net of discount	—	191,457	(9)	191,457
New senior unsecured notes, net of discount	—	242,550	(9)	242,550
Senior secured credit facilities	22,000	(22,000	)(10)	—
Term loan	6,326	—		6,326
Notes payable and leases payable, net	998	—		998
Obligation under Minimum Assessment Agreement	18,717	—		18,717
Other liabilities	1,853	(794	)(5)	1,059

Total long-term liabilities	419,629	41,478		461,107

Total liabilities	486,498	23,583		510,081

COMMITMENTS AND CONTINGENCIES MEMBER’S (DEFICIT) EQUITY:
Common member’s interest	9,000	—		9,000
Accumulated deficit	(50,373)	(42,041	)(11)	(92,414)
Accumulated other comprehensive loss	(2,909)	2,909	(12)	—

Total member’s (deficit) equity	(44,282)	(39,132)		(83,414)

TOTAL LIABILITIES & MEMBER’S (DEFICIT) EQUITY	$442,216	$(15,549)		$426,667

____________________

(1)	Represents cash on hand used for the reduction of outstanding borrowings under the PGL Credit Facility.
(2)	Represents distribution of the City Bonds and related interest receivable.

(3)
Represents deferred financing costs related to the offering of the Notes of $14.3 million offset by (i) the write-off of deferred financing costs related to the redemption of all of the outstanding PGL Notes, DJW Notes and EVD Notes of $5.7 million, $2.9 million and $0.1 million, respectively, and (ii) write-off of deferred financing costs related to the pro rata redemption of $100 million principal amount of Notes of $2.6 million.

(4)	Represents the payment of accrued interest related to the redemption of all of the outstanding PGL Notes, DJW Notes and the EVD Notes of $10.2 million, $5.7 million and $0.1 million, respectively.

(5)	Represents the write-off of the current and long-term liability related to the Company’s derivative financial instrument related to the DJW Notes of $0.1 million and $0.8 million, respectively.

(6)	Represents the outstanding principal amount of DJW Notes to be redeemed with a portion of the net proceeds from the Notes Issuance.

(7)	Represents the outstanding principal amount of PGL Notes to be redeemed with a portion of the net proceeds from the Notes Issuance.

(8)	Represents the outstanding principal amount of EVD Notes to be redeemed with a portion of the net proceeds from the Notes Issuance.

(9)	Represents the Notes Issuance, net of pro rata redemption of $100 million principal amount of the Notes at par and original issue discount.

(10)	Represents reduction of outstanding borrowings under the PGL Credit Facility.

(11)
Represents (i) net contribution of the City Bonds to PGP of $15.5 million, (ii) call premium related to the redemption of all of the outstanding PGL Notes and DJW Notes of $7.4 million and $4.1 million, respectively, assuming the optional redemption price on or after April 15, 2009 of 102.917% and 103.667%, respectively, (iii) write-off of deferred financing, bond discount and derivative liability costs related to the redemption of the PGL Notes, DJW Notes and EVD Notes of $7.3 million, $2.5 million and $0.1 million, respectively, and (iv) write-off of deferred financing costs and original issue discount of $2.6 million and $2.5 million, respectively, related to the pro rata redemption of $100 million principal amount of Notes. This adjustment also assumes that, upon the termination of the Amelia Belle Purchase Agreement, any deposit paid into escrow subsequent to March 31, 2009 is returned to the Company.

(12)	Represents elimination of temporary loss on the City Bonds, which were contributed to PGP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 31, 2009

PENINSULA GAMING, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

DIAMOND JO, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

PENINSULA GAMING CORP.

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer